UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2012

FRANKLIN CREDIT HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-17771	26-3104776
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street Jersey City, New Jersey	07302
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 604-1800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Franklin Credit Holding Corporation (the “Registrant”) held its 2011 Annual Meeting of Stockholders on June 12, 2012.  The items listed below were submitted to a vote of the stockholders present, in person or by proxy, and entitled to vote at the Registrant’s 2012 Annual Meeting.  Final voting results are shown below.

Ratification of the appointment by the Audit Committee of the Registrant’s Board of Directors of Marcum LLP to serve as the independent registered public accounting firm to audit the financial statements of the Registrant for the fiscal year ending December 31, 2012.

Ratification of Independent Registered Public Accounting Firm	For	Against	Abstain
	7,205,880	7,558	480

Item 7.01                      Regulation FD.

On June 11, 2012, in connection with the previously disclosed voluntary petition of the Registrant, filed on June 4, 2012 (the “Petition Date”), for relief under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”) (Case No. 12-24411(DHS)), the Bankruptcy Court entered an order (a) scheduling a combined hearing (the “Combined Hearing”) for July 18, 2012 on the adequacy of the Disclosure Statement Soliciting Acceptances of a Prepackaged Plan of Reorganization (the “Disclosure Statement”), the adequacy of the solicitation procedures, and confirmation of the Prepackaged Plan of Reorganization (the “Prepackaged Plan”); (b) setting procedures for objecting to those matters with an objection deadline of July 12, 2012, and a reply to objections deadline of July 16, 2012; (c) approving the form and notice of the Combined Hearing; and (d) waiving the requirement for meetings of creditors or equity security holders, provided the Prepackaged Plan is confirmed within sixty (60) days of the Petition Date.

If the proposed Prepackaged Plan is confirmed by the Bankruptcy Court, the Registrant will liquidate substantially all of its assets, pursuant to the terms of the Prepackaged Plan, with the proceeds or the fair market value of such assets being distributed in accordance with the Bankruptcy Code and the terms of the Prepackaged Plan. Further, under the proposed Prepackaged Plan, all of the Registrant’s existing common stock will be cancelled, and each stockholder of the Registrant, as of the close of business on the proposed distribution record date of July 6 2012, will receive a pro rata share of the Registrant’s 80% interest in Franklin Credit Management Corporation (‘FCMC”), the mortgage servicing subsidiary of the Registrant. The Registrant refers to the Disclosure Statement and the Prepackaged Plan, filed as exhibits to the Current Report on Form 8-K filed with the Commission on June 5, 2012, for information concerning the effects of confirmation of the Prepackaged Plan, and the occurrence of the effective date (as defined in the Prepackaged Plan).

FCMC is not proposing or planning to file for bankruptcy.

The primary objective of the Plan of Reorganization is to spin-off the Registrant’s 80% interest in FCMC to its stockholders.  The potential benefits of a spin-off of FCMC from the Registrant include:

•
enabling the Registrant’s stockholders to potentially retain some value in the Registrant, which would not be likely without the spinoff due to the Registrant’s significant consolidated losses, significant stockholders’ deficit, inability to repay its outstanding debt to The Huntington National Bank (which is non-recourse to FCMC), and going concern uncertainty of the consolidated Registrant;

•	enhancing the ability of FCMC to develop new business opportunities; and,

•	providing FCMC with potential financing and capital raising opportunities that are not available to FCMC as long as it is a part of the Registrant.

There can be no assurance that the Bankruptcy Court will confirm the Prepackaged Plan.

The information furnished in Item 7.01 of this Current Report on Form 8-K, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

FORWARD–LOOKING STATEMENTS

Item 7.01 of this Current Report on Form 8-K, including the Exhibits being furnished as part of this report, as well as other statements made by the Registrant may contain forward-looking statements that reflect, when made, the Registrant’s current views with respect to the current events and valuation of its assets and liabilities.  In some cases, you can identify the forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates, ” “believes,” “intend,” “estimates,” “project,” “predicts,” “potential” or “continue,” the negative of these terms and comparable terminology.  These forward-looking statements are based on management’s belief as well as assumptions made by and information available to management at the time the disclosed information was prepared.  Such statements contain certain risks, uncertainties, and assumptions.  Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected.  Important factors that could cause actual results to differ from those in the Registrant’s specific forward-looking statements include, but are not limited to, the following:  the terms of any reorganization plan ultimately confirmed by the Bankruptcy Court; the Registrant’s ability to obtain the Bankruptcy Court’s approval with respect to motions in the chapter 11 case prosecuted from time to time; the ability of the Debtor to prosecute, confirm and consummate a reorganization plan in the chapter 11 case; and risks associated with third parties seeking and obtaining Bankruptcy Court approval to terminate or shorten the exclusivity periods for the Registrant to propose and confirm a plan of reorganization, for the appointment of a chapter 11 trustee or to convert the case to a case under chapter 7 of the Bankruptcy Code.  Additional factors that could affect future results are described in the Registrant’s filings with the Commission, including, but not limited to, those factors discussed under the captions “Risk Factors,” “Interest Rate Risk” and “Real Estate Risk” in the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on March 23, 2012, and Quarterly Reports on Form 10-Q.  The Registrant disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise.  Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Registrant’s various prepetition liabilities and common stock. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Registrant undertakes no obligation to release publicly the results on any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1
Order of the U.S. Bankruptcy Court in the District of New Jersey, entered on June 11, 2012, scheduling a Combined Hearing on the Adequacy of the Disclosure Statement, Adequacy of Solicitation Procedures and Confirmation of Prepackaged Plan.

99.2	Exhibit B referred to in Order of the U.S. Bankruptcy Court entered on June 11, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2012

FRANKLIN CREDIT HOLDING CORPORATION

By:	/s/ Kevin P. Gildea
Name:	Kevin P. Gildea
Title:	Chief Legal Officer, Executive Vice President and Secretary